UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2018

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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ENGLAND AND WALES	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom
(Address of Principal executive offices, including Zip Code)
+1 (508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding plc (the “Company”) was held on May 31, 2018. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Ordinary resolution to approve the election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paul Edgerley	134,793,245	19,394,021	31,717	3,198,178
Martha Sullivan	153,961,394	225,267	32,322	3,198,178
James E. Heppelmann	153,720,619	466,464	31,900	3,198,178
Charles W. Peffer	153,877,855	309,104	32,024	3,198,178
Kirk P. Pond	154,039,763	147,259	31,961	3,198,178
Constance E. Skidmore	153,818,728	368,866	31,389	3,198,178
Andrew Teich	153,813,487	373,596	31,900	3,198,178
Thomas Wroe	153,823,530	280,204	115,249	3,198,178
Stephen Zide	133,647,666	20,539,670	31,647	3,198,178
Each of the nominees was elected for a term of one year.
2. Ordinary advisory resolution to approve executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,395,424	677,009	146,550	3,198,178
3. Ordinary resolution to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,787,084	516,540	113,537	—
4. Ordinary resolution to reappoint Ernst & Young LLP as the Company's U.K. statutory auditor:

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,801,940	501,674	113,547	—
5. Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's remuneration:

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,310,914	74,698	31,549	—
6. Ordinary resolution to receive the Sensata Technologies Holding N.V. 2017 Annual Report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,146,914	8,147	262,100	—
7. Special resolution to approve the form of share repurchase contracts and repurchase counterparties:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,373,975	3,558,970	286,038	3,198,178
8. Ordinary resolution to authorize the Board of Directors to allot shares under the Company's equity incentive plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,926,259	251,798	40,926	3,198,178
9. Special resolution to authorize the Board of Directors to allot equity securities under the Company's equity incentive plans without pre-emptive rights:

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,137,449	45,813	35,721	3,198,178

Item 8.01	Other Events.
On May 31, 2018, the Company issued a press release announcing that its Board of Directors has authorized a $400 million ordinary share repurchase program. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Sensata Technologies Holding plc dated May 31, 2018 announcing authorization of share repurchase program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Paul Vasington
Date: May 31, 2018	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Sensata Technologies Holding plc dated May 31, 2018 announcing authorization of share repurchase program.